================================================================================


                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                            -----------------------



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of ealiest event reported): July 31, 1998


                         Commission file number 33-76368

                          BECKER GAMING, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                                           88-0220923
          ------                                           ----------
(State or other jurisdiction of                        (I.R.S. Employer
Incorporation or organization)                        Identification No.)

     740 S. Decatur
     Las Vegas, Nevada                                       89107
     -----------------                                       -----
    (Address of principal                                 (Zip Code)
      executive offices)

                                 (702) 258-5200
                                 --------------
              (Registrant's telephone number, including area code)


================================================================================
Item 5.           Other Events.

     Becker Gaming, Inc. (the "Company") previously filed a Current Report on Form 8-K, dated as of June 25, 1998 (the "June 8-K"). Unless otherwise indicated, capitalized terms used in this Current Report on Form 8-K have the meanings ascribed to such terms in the June 8-K.

         In the June 8-K, the Company reported that on June 25, 1998 the Bankruptcy Court in the Chapter 11 proceedings involving its wholly owned subsidiary, Arizona Charlie's, Inc. ("AC"), had confirmed a Consensual Plan of reorganization proposed by AC and High River. Subsequently, UHFS, which had provided AC a financing commitment, failed to honor that commitment to AC by July 31, 1998, which was the deadline under the Consensual Plan for funding the payments needed for AC to accomplish the Financing Option. Consequently, the Debt Conversion Option under the Consensual Plan has become effective.

         To date, the AC affiliates, including the Company, have made a $1.5 million new value contribution to AC and released their claims against AC, each as required under the Consensual Plan. All undisputed trade creditors of AC have been paid as required under the Consensual Plan.

         AC anticipates that the claims of the holders of the AC Notes and the holders of the CQC Noteholders Guaranty Claims will be paid on or around August 20, 1998 through funding to be provided by High River in accordance with the terms of the Debt Conversion Option under the Consensual Plan. High River or its nominee expects to be licensed by the Nevada Gaming Authorities to operate the Arizona Charlie's Hotel & Casino as early as the end of September of 1998. Upon the licensure of High River or its nominee, the Consensual Plan would become fully effective. There can be no assurance, however, that High River or its nominee will be licensed as expected. Once the Debt Conversion Option is fully effective, AC will be a wholly owned subsidiary of High River and the Company will not have any equity interest in AC.

================================================================================
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                    Becker Gaming, Inc.
                                                    ----------------------------
                                                                    (Registrant)





Date:    August 17, 1998                    /S/ Bruce F. Becker
         ----------------                   -------------------
                                            Bruce F. Becker
                                            President, Chief Executive
                                            Officer and (Principal Executive
                                            Officer)





Date:    August 17, 1998                    /S/ Jerry Griffis
         ----------------                   -----------------
                                            Jerry Griffis
                                            Controller (Principal Financial and
                                            Accounting Officer)

================================================================================